UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 2, 2011

American Defense Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33888	83-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 McKinney Pkwy
Lillington, NC 27546
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 514-9701

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See  General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective November 2, 2011, Anthony J. Piscitelli has resigned as President, Chief Executive Officer and as a director of American Defense Systems, Inc. (the “Company ”). General Alfred M. Gray, Chairman of the Board of Directors of the Company, will serve as acting chief executive officer until a permanent chief executive officer is appointed.

Item 8.01	Other Events.

On November 4, 2011, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated November 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2011

AMERICAN DEFENSE SYSTEMS, INC.

	By:	/s/ Gary Sidorsky
Gary Sidorsky, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated November 4, 2011*

_________________
*
This information is not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements under the Securities Act of 1933, as amended.